JPMORGAN TRUST I

J.P. Morgan Money Market Funds

JPMorgan 100% U.S. Treasury Securities

Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan Prime Money Market Fund

JPMORGAN TRUST II

J.P. Morgan Money Market Funds

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMORGAN TRUST IV

J.P. Morgan Money Market Funds

JPMorgan Institutional Tax Free Money

Market Fund

(each, a “Fund”)

(Capital Shares)

Supplement dated May 2, 2022 to the Current Prospectus

dated July 1, 2021

Effective immediately, the sixth paragraph of the “More About the Funds — How Your Account Works — SELLING FUND SHARES — Liquidity Fees and Redemption Gates” section of each Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Fund. The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. With regard to the Retail Funds and the Government Funds, the Board may suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, a Fund will notify the SEC of its decision to liquidate and suspend redemptions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-MMF-522